SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:            June 16, 1998
                  (Date of earliest reported event)

                        VIRTUAL GAMING ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                                 INTERBET, INC.
                           (Former name of registrant)

         Nevada                  33-55254-43            87-0485308
(State or other jurisdiction     (Commission File       (IRS Employer
of incorporation)                Number)                Identification Number)

         2580 Seascape Glen
         Escondido, CA                                     92026
(Address of Principal Executive Offices)                   (Zip Code)

                          Suite 110, 1777 Botelho Drive
                         Walnut Creek, California 94596
                          (Former address and Zip Code)

       Registrant's telephone number, including area code: (619) 581-6832

Item 1.           Changes in Control of Registrant.

Pursuant to a Stock Exchange Agreement and Plan of Reorganization closed on June 16, 1998, the sole stockholder of Virtual Gaming Enterprises, Inc. ("Virtual") acquired twelve million (12,000,000) shares of the Registrant's authorized and unissued common stock in a merger of Virtual into the Registrant. The merger followed an exchange of stock between Virtual and the Registrant which resulted in each corporation owning the majority of the other corporation's issued and outstanding common stock between the closing date and the date of the merger, which was completed on June 24, 1998 by filing of Articles of Merger with the Nevada Secretary of State. Both corporations are and were incorporated in Nevada. The Registrant has been renamed Virtual Gaming Enterprises, Inc.

The exchange of stock and the merger of Virtual into the Registrant has resulted in (i) the issue to Virtual's sole stockholder of shares representing approximately fifty-one percent (51%) of the Registrant's issued and outstanding common stock at the completion of the transaction, (ii) the resignation, in connection with the exchange, of the Registrant's incumbent directors and officers and (iii) the election of Virtual's management, as the Registrant's directors and officers. Except as described above with respect to the merger, Virtual's sole stockholder does not own, directly or indirectly, any other common stock of the Registrant.

As a result of the merger, the Registrant now has a total of 23,863,461 shares of common stock issued and outstanding, 11,863,461 constituting previously issued and outstanding shares and 12,000,000 constituting shares converted from Virtual's previously issued and outstanding shares.

The persons who were directors and the officers of Virtual prior to the merger are now the directors and officers of the Registrant. These persons and their securities ownership are as follows:

                                                                     Number of
      Name               Age         Position         Shares           Percent
------------------     -------     ------------     ------------    ------------
Joseph M. Williams        26        CEO/COB              500,000           2.10%
Brenda J. Williams        49        Secretary/           200,000            .80%
                                    Treasurer
As a Group                                               700,000           2.90%

A Computer Aided Design Software Reseller employed Mr. Williams for the last year. Prior to working in the technology industry, Mr. Williams was a NASD Registered Representative for several firms. The final 2 1/2 years were spent as a manager for Olde Discount Stockbrokers.

Mrs. Williams has served as Secretary/Treasurer for several private corporations over the past 18 years. Mrs. Williams is very involved in the community and has served as President of "Friends of the Library" and "Great Books Foundation" as well as an instructor for "Read 2000 Literacy Training Programs" for adults.

The Registrant's executive offices have been relocated to Escondido, California.

Item 2.           Acquisition or Disposition of Assets.

Prior to the transaction described under Item 1, above, Virtual did not own or lease any assets and was not engaged in any business. Virtual was incorporated on June 1, 1998 for the sole purpose of entering into the transaction described in Item 1, above. The Registrant's new management intends to carry out the business plan developed by the Registrant. The Registrant's ability to carry out the business plan depends upon the ability of the Registrant's new management to secure financing for working capital and for payment of the Registrant's outstanding obligations, including the remaining obligation to Random Games, Inc. for development of gaming operations software for the Registrant's planned Internet gaming operation.

Item 5.           Other Events

The Registrant expects to be able to amend in late July 1998 its annual report on Form 10-K for the year ended December 31, 1997 to include audited annual financial statements and promptly thereafter to file its quarterly report on Form 10-Q for the quarter ended March 31, 1998.

Item 7.           Financial Statements and Exhibits

Exhibits

2. Stock Exchange Agreement and Plan of Reorganization between Interbet, Inc. and Virtual Gaming Enterprises, Inc.

3.   Articles of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interbet has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtual Gaming Enterprises, Inc.

Joseph M. Williams, CEO/COB                                   July 1, 1998

Exhibit Index

Description of Document

     Exhibit 2. STOCK EXCHANGE AGREEMENT and PLAN of REORGANIZATION  between the
                Registrant and Virtual Gaming Enterprises, Inc., a Nevada corporation.

     Exhibit 3. Article of Merger of Virtual Gaming  Enterprises,  Inc. into the
                Registrant.

                                    EXHIBIT 2


                            STOCK EXCHANGE AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION
--------------------------------------------------------------------------------


         This Agreement made and entered into as of June 11, 1998, by and between Virtual Gaming Enterprises, Inc., (hereafter, "Virtual"), a Nevada corporation, and Interbet, Inc., (hereafter, "Interbet"), a Nevada corporation.

         The plan of reorganization following the exchange of stock herein provided shall be a reorganization within the meaning of the applicable provisions of the Internal Revenue Code of 1986, as amended. Virtual, as the owner of a majority of the issued and outstanding common stock of Interbet following the exchange of stock, shall be merged into Interbet pursuant to Nevada law and Interbet shall be the surviving corporation, changing its name to Virtual Gaming Enterprises. It is understood and agreed by the parties that the transaction contemplated herein is termed a reverse merger/acquisition, the purpose of which is to provide a public trading market for the shares of the surviving corporation once the merger transaction is completed.

         In order to consummate the exchange of stock and plan of reorganization and in consideration of the mutual benefits to be derived therefrom and the mutual agreements hereinafter contained, Interbet and Virtual, by their respective boards of directors approve and adopt this Agreement effective the closing date of June 16, 1998, and mutually covenant and agree with each other as follows:

                        Shares to be Issued and Exchanged

         On the closing date Virtual shall issue 13,000,000 shares of its authorized and unissued common stock ("Virtual stock") and deliver the Virtual Stock to Interbet in exchange for 13,136,539 shares of Interbet's authorized and unissued common stock ("Interbet Stock"); and, Interbet shall issue and deliver the Interbet Stock to Virtual in exchange for the Virtual Stock. The Virtual Stock and the Interbet Stock shall bear a restrictive legend pursuant to the requirements of Regulation D under the Securities Act of 1933, as amended. Following the exchange of stock contemplated by this Agreement the Virtual Stock shall represent 52 percent of Virtual's then issued and outstanding common stock and the Interbet Stock shall represent 52.55 percent of Interbet's then issued and outstanding common stock. On the closing date and subject to the exchange of stock (i) all of Interbet's directors and officers shall tender their respective resignations ("Retiring Management") and Diablo Associates, individually and collectively, shall tender their resignations; (ii) Virtual, as the majority stockholder of Interbet, shall elect directors to fill vacancies on Interbet's board of directors so created and Interbet's board of directors, then constituted, shall elect Interbet's officers; (iii) Retiring Management shall deliver all of Interbet's books and records to the newly elected officers of Interbet; and, (iv) Interbet's bank accounts shall be blocked from withdrawals and checks by the Retiring Management with telephone confirmation thereof, and confirmation of the account balances made to the newly elected officers.

         As soon as practicable following the exchange of stock contemplated by this Agreement, the respective boards of directors and a majority of the stockholders of Interbet and of Virtual shall approve Articles of Merger, including a Plan of Merger, and such Articles shall be filed with the Secretary of State of the State of Nevada in accordance with the laws thereof. The Plan of Merger shall provide for the conversion of 12,000,000 issued and outstanding shares of Virtual common stock held by persons other than Interbet into 12,000,000 shares of common stock of the surviving corporation, for conversion of 11,863,461 issued and outstanding shares of Interbet common stock held by persons other than Virtual into 11,863,461 shares of common stock of the surviving corporation, and for the cancellation and retirement of the Virtual Stock and the Interbet Stock, (with written notice of such cancellation being given to the respective transfer agents), with the result that the surviving corporation shall have a total of 23,863,461 shares of common stock issued and outstanding immediately following the effective date of the merger contemplated by this Agreement. Immediately following acceptance of the Articles of Merger by the Secretary of State of Nevada, the surviving corporation, with the approval of stockholders upon the recommendation of the board of directors, shall file Articles of Amendment to its Articles of Incorporation changing the name of the surviving corporation, to Virtual Gaming Enterprises.

                    Representations and Warranties of Virtual

         To the best knowledge of Virtual, no representations or warranty by Virtual in this Agreement, nor any statement, certification, schedule or exhibit hereto furnished or to be furnished by or on behalf of Virtual pursuant to this Agreement, nor any document or certification delivered to Interbet pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement or material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         Virtual acknowledges and represents it is aware of the risks of being a public company and understands the regulatory requirements.

         Virtual understands and agrees that Interbet is without substantial assets or liabilities.

         There are no legal, administrative or other proceedings, or other claims, judgments, injunctions, either threatened, pending or outstanding against or involving Virtual or which it knows or has reasonable grounds to know may be a basis for any such proceedings, or claims, judgments, injunctions or restrictions, except as attached hereto as Exhibit A and made a part of this Agreement or otherwise disclosed herein, and none thereof will prevent or adversely affect the transactions contemplated by this Agreement.

         Virtual understands and agrees that once the merger is completed, it, as a constituent part of the surviving corporation, will be a public company subject to the extensive, complex state, federal, and NASD securities regulations applicable to public companies. In particular, the parties understand and agree that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen (15) days after closing which filing requires that audited financial statements for Virtual as required by Regulation S-X under the federal securities laws be filed with sixty days after the filing of the 8-K and that such responsibility shall not be the responsibility of Retiring Management, but the sole responsibility of the new officers and directors of Interbet.

         Virtual acknowledges that it has carefully evaluated its financial resources and investment position and the risks associated with this transaction and acknowledges that it is able to bear the economic risks and financial requirements of, related to and resulting from this transaction.

         Virtual represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and that the execution and performance of the Agreement and the issuance of stock contemplated hereby (which is authorized and unissued) has been duly and validly approved by the board of directors of Virtual. The Virtual stock to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Virtual and will be fully-paid and nonassessable.

         Virtual hereby further acknowledges and agrees that no representations or warranties have been made by Interbet as to the benefits to be derived by Virtual in completing the transactions contemplated by this Agreement. It is expressly understood and agreed that neither Interbet nor Retiring Management have made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this agreement or the tax or securities consequences of any action pursuant to or growing out of this agreement.

         Virtual acknowledges receipt of a copy of Interbet's filings and reports pursuant to the Securities Exchange Act of 1934, as amended.

         Virtual covenants and warrants that the Interbet Stock is being acquired for Virtual's own account and for investment in connection with the merger and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except in cancellation pursuant to the plan of merger. In order to effectuate the covenant of this paragraph, an appropriate endorsement will be placed on the certificates for the Interbet Stock delivered to Virtual pursuant to this Agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

         While the parties believe there will be no federal income tax consequences to the stockholders of Interbet, Virtual and the surviving corporation, Virtual is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to impose federal income taxes on the surviving corporation, on Virtual or on its stockholders. Virtual is relying upon the advice of their personal tax advisor with respect to the tax aspects of this transaction.

         Virtual acknowledges that it is its responsibility to comply with the appropriate state and federal securities laws, as well as NASD rules and regulations, particularly secondary trading requirements. Virtual agrees that the surviving corporation shall be listed in either Moody's Investor Services or Standard and Poor's, exempting secondary trading of the surviving corporation's stock in those states providing for such secondary trading exemption.

                   Representations and Warranties of Interbet

                  To the best knowledge of Interbet, no representations or warranty by Interbet in this Agreement, nor any statement, certification, schedule or exhibit hereto furnished or to be furnished by or on behalf of Interbet pursuant to this Agreement, nor any document or certification delivered to Virtual pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement or material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         Interbet is current in filing any reports required to be filed pursuant to the Exchange Act, to the best knowledge of Interbet, such filings, as amended and supplemented, contain all the information required to be contained therein (except audited financial statements at and for the year ended December 31, 1997 which are required to be included in the annual report on Form 10-K for December 31, 1997, which are to be filed by amendment) and do not contain any untrue statement of material fact or omit any material fact or any fact necessary to make the statements contained therein not misleading. None of such filings and reports are, to the best knowledge of Interbet, the subject of comments by the Commission staff which have not been satisfied, nor the subject of any stop order, trading suspension, or other administrative proceeding.

         To the knowledge of Retiring Management, Interbet is not party to nor bound by any agreement, deed, lease, power of attorney or other instrument other than which is disclosed. Interbet has executed Agreements with National Stock Transfer, Inc. for stock transfer services, with Smith & Company for Certified Accounting services, and with Renissance Galleries, Inc. for sales and marketing services. A copy of these agreements have been made available for inspection by Virtual.

         There are no legal administrative or other proceedings, or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Interbet or which it knows or has reasonable grounds to know, may be a basis for any such proceedings, or other claims, judgments, injunctions or restrictions, except as disclosed, and none thereof will prevent or adversely affect the transactions contemplated by this agreement.

         Interbet represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and that the execution and performance of this Agreement and the issuance of stock contemplated hereby (which is authorized and unissued) has been duly and validly approved by the board of directors of Interbet. The Interbet Stock to be delivered pursuant to this agreement, when so delivered, will have been duly and validly authorized and issued by Interbet and will be fully-paid and nonassessable.

         Interbet hereby further acknowledges and agrees that no representations or warranties have been made by Virtual as to the benefits to be derived by Interbet in completing this transaction. It is expressly understood and agreed that neither Virtual nor its officers or agents have made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.

         Interbet covenants and warrants that the Virtual Stock is being acquired for Interbet's own account and for investment in connection with the merger and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except in cancellation pursuant to the plan of merger. In order to effectuate the covenants of this paragraph, an appropriate endorsement will be placed on the certificates for the Virtual Stock delivered to Interbet pursuant to this Agreement and stop transfer instructions shall be placed with the transfer agent for the securities. Interbet is aware that the Virtual Stock will not have been registered pursuant to the Securities Act of 1933, as amended.

         Interbet is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulation promulgated thereunder will not be amended in such manner as to impose federal income taxes on the surviving corporation, on Interbet or its stockholders, deprive Interbet or its stockholders of any benefit that might otherwise be received. Interbet is relying upon the advice of its own personal tax advisor with respect to the tax aspects of this transaction.

                     Actions Prior To, At, and After Closing

         Virtual  and  Interbet,   respectively,  shall  duly  comply  with  all
applicable laws as may be required for the valid and effective merger contemplated by this Agreement.

         The representations and warranties made by the respective parties in the Agreement or given on its behalf hereunder shall be accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

         Virtual and Interbet, respectively, shall perform and comply with all its obligations under this Agreement which are to be performed and complied with by it prior to or on the closing date including the delivery of its documents specified herein and after the closing.

                                  Law Governing

         It is understood and agreed that both parties are Nevada corporations. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Nevada and enforced in its courts.

                                   Arbitration

         Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or preceding of any nature whatsoever.

                     Assignment, Amendment and Modification

         This agreement shall not be assigned by any party without the written consent of the other. The parties may amend, modify, and supplement this agreement in such manner as may be agreed upon by them in writing.

                           Termination and Abandonment

         This Agreement may be terminated and the transactions provided for by the Agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date by mutual consent of the parties. In the event of termination and abandonment by any party as herein provided, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated hereunder. In the event that this Agreement has not been completed by the closing date or within thirty (30) days thereafter, this Agreement and the transactions contemplated hereby shall be deemed to have been abandoned and neither party shall be under any further obligation to the other.

         Notices. All notices, requests, demands, and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  If to Interbet            1777 Botelho Drive
                                            Suite 110
                                            Los Angeles, CA 94596

                  If to Virtual             2580 Seascape Glen
                                            Escondido, CA 92026

                                Entire Agreement

         This instrument embodies the entire agreement between the parties hereto with respect to the transaction contemplated herein, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein. Any announcements, amendments or modifications shall be set forth in writing and approved by the parties hereto. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                Further Documents

         The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed all as of the day and year first above written.

         (Seal)                        Interbet, Inc.
Attest:
                                       By:
                                             S. T. Deck, Jr.

         (Seal)                        Virtual Gaming Enterprises, Inc.

Attest:
                                       By:
                                              Joe M. Williams

                                    EXHIBIT 3

                               ARTICLES OF MERGER

         Pursuant to the provisions of NRS 78.458, the Domestic and Foreign Corporation Laws, the undersigned constituent corporations hereby adopt the following Articles of Merger for the purpose of merging into one corporation.

         1. The names of the constituent corporations which are parties to the merger are: Interbet, Inc., a Nevada corporation, the surviving corporation, and Virtual Gaming Enterprises, Inc., a Nevada corporation, the absorbed corporation.

         2. The Plan of Merger is as follows:

         Virtual Gaming Enterprises, Inc. shall be merged into Interbet, Inc., and shall cease upon the effective date of the merger to exist as a separate corporation. The issued and outstanding shares of Interbet, Inc. common stock owned by persons other than Virtual Gaming Enterprises, Inc. shall remain unchanged, the issued and outstanding shares of Virtual Gaming Enterprise's common stock owned by persons other than Interbet, Inc. shall be converted into and become shares of common stock of Interbet, Inc. on a share for share basis and the issued and outstanding shares of common stock of each constituent corporation owned by the other constituent corporation shall be void, canceled, and with respect to the shares of Interbet, Inc.'s common stock shall be restored to authorized but unissued common stock. The merger shall be accounted for as a reverse merger.

         3. The merger shall be effective on the date the Articles of Merger are filed with the Secretary of State of Nevada.

         4. The Plan of Merger was approved on June 11, 1998 by the respective boards of directors of the constituent corporations in the manner prescribed by the Nevada Domestic and Foreign Corporation Laws.

         5. The Plan of Merger was submitted to the respective holders of the issued and outstanding common stock of the constituent corporations, being the only class of stock entitled to vote on the Plan and there being no shares entitled to vote as a separate class. With respect to each of the constituent corporations, the number of shares of common stock outstanding and the number of undisputed votes cast for the Plan, such number of votes being sufficient in the case of each corporation for approval of the Plan, is as follows:

                                         Total Issued             Total Votes
     Name of Corporation                and Outstanding          for Approval
Interbet, Inc.                                25,000,000            13,136,539
Virtual Gaming Enterprises, Inc.              25,000,000            13,000,000

         6. Article I of the Articles of Incorporation, as originally filed, be, and it hereby is amended to change the name of the Corporation to Virtual Gaming Enterprises, Inc.

         IN WITNESS WHEREOF, the undersigned Presidents, with the attestations of the Secretaries, of the respective constituent corporations, duly authorized hereunto, have executed the within Articles of Merger on June 16, 1998.

         (Corporate Seal)                   Virtual Gaming Enterprises, Inc.

Attest:
                                            By:
                                                     Joe M. Williams

         (Corporate Seal)                   Interbet, Inc.

Attest:
                                            By:
                                                     S.T. Deck, Jr.